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                                                                     EXHIBIT 4.2

                            [NORTEL NETWORKS LIMITED]
                      [NORTEL NETWORKS CAPITAL CORPORATION]

                FORM OF WARRANT AGREEMENT [FOR WARRANTS SOLD ALONE]*

         THIS WARRANT AGREEMENT dated as of      between [Nortel Networks
Limited, a Canadian corporation] [Nortel Networks Capital Corporation, a Delaware corporation] (hereinafter called the "Corporation", which term includes any successor corporation under the Indenture hereinafter referred
to), and      as Warrant Agent (herein called the "Warrant Agent").

         WHEREAS, the Corporation has entered into an indenture (the "Indenture") dated as of December 15, 2000 among the Corporation, as issuer [and guarantor], [Nortel Networks Capital Corporation, as issuer], [Nortel Networks Limited, as issuer and guarantor], and Citibank N.A., as trustee (the "Trustee"), providing for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Debt Securities"), to be issued in one or more series as provided in the Indenture; and

         WHEREAS, the Corporation proposes to sell warrant certificates evidencing one or more warrants (the "Warrants" or individually a "Warrant") representing the right to purchase [title of "Debt Securities" purchasable through exercise of Warrants] (the "Warrant Securities"), such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein called the "Warrant Certificates"; and

         WHEREAS, the Corporation desires the Warrant Agent to act on behalf of the Corporation in connection with this issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

         The parties hereto agree as follows:

                                    ARTICLE I

     ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY OF WARRANT CERTIFICATES

         SECTION 1.01. Issuance of Warrants. Each Warrant Certificate shall evidence one or more Warrants. Each Warrant evidenced thereby shall represent the right, subject to the

----------
* Complete or modify the provisions of this Form as appropriate to reflect the terms of the Warrants and Warrant Securities. Monetary amounts may be in U.S. dollars, in a foreign currency or in a composite currency.




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provisions contained herein and therein, to purchase a Warrant Security in the
principal amount of     .

         SECTION 1.02. Execution and Delivery of Warrant Certificates. Each Warrant Certificate, whenever issued, shall be in registered form substantially
in the form set forth in Exhibit A hereto, shall be dated     and may have such
letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Corporation executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Corporation by any two of [1. in the case of Nortel Networks Limited: the President and Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer] [2. in the case of Nortel Networks Capital Corporation: the President, the Vice-President, Finance and Treasurer, any other Vice-President, the Secretary, and any Assistant Secretary], and delivered to the Trustee under its corporate seal reproduced thereon. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Corporation may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Corporation shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

         If any officer of the Corporation who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Corporation; and any Warrant Certificate may be signed on behalf of the Corporation by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Corporation, although at the date of the execution of this Agreement any such person was not such officer.

         The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose.

         SECTION 1.03. Issuance of Warrant Certificates. Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding aggregate principal amount of Warrant Securities (except as provided in Sections 2.03(c), 3.02 and 4.01) may be executed by the Corporation and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of


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Warrant Certificates duly executed on behalf of the Corporation, countersign
Warrant Certificates evidencing Warrants representing the right to purchase up
to     aggregate principal amount of Warrant Securities and shall deliver such
Warrant Certificates to or upon the order of the Corporation. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates or in connection with their transfer, as hereinafter provided or as provided in Section 2.03(c).

                                   ARTICLE II

                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

          SECTION 2.01. Warrant Price. On     ,     the exercise price of each
Warrant will be     . During the period from     , through and including     ,
the exercise price of each Warrant will be     plus [accrued amortization of the
original issue discount] [accrued interest] from     ,     . On     ,     , the
exercise price of each Warrant will be     . During the period from     ,     ,
through and including     ,     , the exercise price of each Warrant will be
plus [accrued amortization of the original issue discount] [accrued interest]
from     ,     . [In each case, the original issue discount will be amortized at
a     % annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months.] [Solely for the purposes of disclosure pursuant to the Interest Act (Canada) and without affecting the calculation of interest on any Debt Securities, the yearly rate of
interest for any portion of an interest period of less than one year is     %
per annum multiplied by the number of days in the calendar year in which interest is paid divided by 360]. Such purchase price of Warrant Securities is referred to in this Agreement as the "Warrant Price". [The original issue
discount for each    principal amount of Warrant Securities is     ].

          SECTION 2.02. Duration of Warrants. Unless otherwise agreed, each Warrant may be exercised in whole at any time, as specified herein, [after 5
p.m., local New York City time, on     ,     and] on or before 5 P.M., local New
York City time, on     ,     or such later date as the Corporation may, by
notice to the Warrant Agent and the holders of Warrant Certificates mailed to their addresses as set forth in the record books of the Warrant Agent, designate (the "Expiration Date"). Unless otherwise agreed, each Warrant not exercised on or before 5 P.M, local New York City time, on the Expiration Date shall become void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

         SECTION 2.03. Exercise of Warrants.

         (a) During the period specified in Section 2.02 any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificate and by paying in full, in [lawful money of the United States of America] [applicable currency] [in cash or by certified cheque or official bank cheque or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for each Warrant exercised, to the Warrant Agent at its corporate trust office,
[or at       ], provided that such exercise is subject to receipt within five business days of such [payment] [wire transfer] by


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the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed. The date on which payment in full of the Warrant Price is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Corporation maintained with it [if non-dollar denominated funds] or in such other account designated by the Corporation and shall advise the Treasurer of the Corporation by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Corporation in writing.

         (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Corporation and the Trustee under the Indenture of: (i) the number of Warrants exercised; (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise; (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise; and (iv) such other information as the Corporation or the Trustee shall reasonably require.

         (c) As soon as practicable after the exercise of any Warrant, the Corporation shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the holder of the Warrant Certificate evidencing each Warrant, the Warrant Securities to which such holder is entitled, registered in such name or names as may be directed by such holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Corporation shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised.

         (d) The Corporation shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Securities, and in the event that any such transfer is involved, the Corporation shall not be required to issue or deliver any Warrant Securities until such tax or other charge shall have been paid or it has been established to the Corporation's satisfaction that no such tax or other charge is due.



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                                   ARTICLE III

     OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANT CERTIFICATES

         SECTION 3.01. No Rights as Warrant Securityholder Conferred by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including, without limitation, the right to receive the payment of principal of (and premium, if any) or interest on Warrant Securities or to enforce any of the covenants in the Indenture.

         SECTION 3.02. Lost, Stolen, Mutilated or Destroyed Warrant Certificates. Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity or security reasonably satisfactory to the Corporation and the Warrant Agent and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Corporation or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Corporation shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Corporation, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of a mutilated, lost, stolen or destroyed Warrant Certificates.

         SECTION 3.03. Holder of Warrant Certificate May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and in this Agreement.

         SECTION 3.04. Amalgamation, Conveyance, Transfer or Lease. If at any time there shall be an amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease of assets as permitted under the Indenture whereby another corporation has assumed the obligations of the Corporation thereunder, then in any such event the successor or assuming corporation referred to therein shall succeed to and be substituted for the Corporation, with the same effect, subject to the Indenture, as if it had been named herein and in the Warrants as the Corporation; and the Corporation, as the predecessor corporation, except in the case of a lease, may thereupon


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or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Corporation, any or all of the Warrants issuable hereunder which theretofore shall not have been signed by the Corporation, and may execute and deliver Warrant Securities in its own name pursuant to the Indenture, in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof. In any case of any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Warrants thereafter to be issued as may be appropriate. The Warrant Agent may receive a written opinion of legal counsel as conclusive evidence that any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease complies with the provisions of this Section 3.04 and the Indenture.

                                   ARTICLE IV

                  EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES

         SECTION 4.01. Exchange and Transfer of Warrant Certificates. Upon surrender at the corporate trust office of the Warrant Agent [or ], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in [the same or] other denominations evidencing such Warrants or transfer thereof may be registered in whole or in part; provided, however, that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered or transferred and be denominated in the same currency. The Warrant Agent shall keep, at its corporate trust office [and at ], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates upon surrender of such Warrant Certificates to the Warrant Agent at its corporate trust office [or ] for exchange or registration of transfer, properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Corporation and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Corporation may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. Whenever any Warrant Certificates are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Corporation, as so requested. The Warrant Agent shall not be required to effect any exchange or registration of transfer which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Corporation, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange or registration of transfer.



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         SECTION 4.02. Treatment of Holders of Warrant Certificates. Every
holder of a Warrant Certificate, by accepting the same, consents and agrees with the Corporation, the Warrant Agent and with every subsequent holder of such Warrant Certificate, that until the transfer of the Warrant Certificate is registered on the books of the Warrant Agent, the Corporation and the Warrant Agent may treat the holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

         SECTION 4.03. Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for exchange, or registration of transfer, or exercise of the Warrants evidenced thereby shall, if surrendered to the Corporation, be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Corporation from time to time or otherwise dispose of canceled Warrant Certificates in a manner satisfactory to the Corporation.

                                    ARTICLE V

                          CONCERNING THE WARRANT AGENT

         SECTION 5.01. Warrant Agent. The Corporation hereby appoints     as
Warrant Agent of the Corporation in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth; and
      hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Corporation as the Corporation may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02. Conditions of Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Corporation agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

         (a) Compensation and Indemnification. The Corporation agrees promptly to pay the Warrant Agent the compensation to be agreed upon from time-to-time with the Corporation for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Corporation shall indemnify the Warrant Agent for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

         (b) Agent for the Corporation. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the



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Corporation and does not assume any obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

         (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

         (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

         (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Corporation and may act on, or as depository, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Corporation as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as trustee under the Indenture.

         (f) No Liability for Interest. The Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

         (g) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.

         (h) No Responsibility for Representations. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Corporation.

         (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Corporation of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Corporation pursuant to this Agreement or for the application by the Corporation of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Corporation in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the



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foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02 hereof, to make any demand upon the Corporation.

         SECTION 5.03. Resignation and Appointment of Successor.

         (a) A Warrant Agent shall be appointed at all times for the benefit of the holders from time to time of the Warrant Certificates until all the Warrants have been exercised or are no longer exercisable.

         (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Corporation of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall not be less than three months after the date on which such notice is given unless the Corporation otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Corporation and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Corporation, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Corporation under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

         (c) If at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the federal bankruptcy laws of the United States, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the federal bankruptcy laws of the United States, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law; or a decree or order by court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed forthwith by the Corporation by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

         (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Corporation an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or



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conveyance, shall become vested with all the authority, rights, powers, trust, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

         (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that prior written notice thereof is given to the Corporation and it shall be acceptable to the Corporation and be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.01. Amendment. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Corporation and the Warrant Agent may deem necessary or desirable; provided that such action shall not adversely affect the interests of the holders of the Warrant Certificates.

         SECTION 6.02. Notices and Demands to the Corporation and Warrant Agent. If the Warrant Agent shall have received any notice or demand addressed to the Corporation by a holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Corporation.

         SECTION 6.03. Addresses. All communications will be in writing and effective only on receipt, and, if sent to the Warrant Agent will be mailed, delivered or sent by electronic transfer, including facsimile, and confirmed to
it at     (facsimile number     ), or if sent to the Corporation, will be
mailed, delivered or sent by electronic transfer, including facsimile, and confirmed to it at [Nortel Networks Limited, 8200 Dixie Road, Suite 100, Brampton, Ontario, L6T 5P6 Canada, Attention: Corporate Secretary (facsimile number (905) 863-8423)], [Nortel Networks Capital Corporation, Nortel Networks Plaza, 200 Athens Way, Nashville, Tennessee 37228-1397, Attention: Secretary (facsimile number (615) 432-4067)].

         SECTION 6.04. Applicable Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6.05. Delivery of Prospectus. The Corporation will furnish the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any



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Warrant, the Warrant Agent will deliver to the holder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a Prospectus. The Warrant Agent shall not, by reason of any such delivery assume any responsibility for the accuracy or adequacy of such Prospectus.

         SECTION 6.06. Obtaining of Governmental Approvals. The Corporation will from time to time take all action that may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities pursuant to securities laws, including without limitation, filings under United States federal and state laws (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933), which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants, or the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants.

         SECTION 6.07. Persons Having Rights Under Warrant Agreement. Nothing in this Agreement shall give to any person other than the Corporation, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.08. Headings. The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.10. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.11. Notices to Holders of Warrants. Any notice to holders of Warrants that by any provisions of this Agreement is required or permitted to be given shall be given by first class mail prepaid at such holder's address as it appears on the books of the Warrant Agent.

         IN WITNESS WHEREOF, the Corporation and           have caused this
Agreement to be signed by their respective duly authorized officers, and their respective corporate seals to be affixed hereunto as of the day and year first above written.

                                        [NORTEL NETWORKS LIMITED]
                                        [NORTEL NETWORKS CAPITAL CORPORATION]

                                        By:      ______________________________

                                        Title:   ______________________________

                                        By:      ______________________________

                                        Title:   ______________________________

                                        [Warrant Agent]

                                        By:      ______________________________

                                        Title:   ______________________________

                                                                       EXHIBIT A


                           FORM OF WARRANT CERTIFICATE
                          [FACE OF WARRANT CERTIFICATE]


                EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                            AGENT AS PROVIDED HEREIN


                            [NORTEL NETWORKS LIMITED]
                      [NORTEL NETWORKS CAPITAL CORPORATION]

                              WARRANTS TO PURCHASE
                          [TITLE OF WARRANT SECURITIES]


                VOID AFTER 5 P.M, LOCAL NEW YORK CITY TIME, ON ,
              No. ________________ ______________________ Warrants

          This certifies that     or registered assigns (the "Registered
Holder") is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase, at any time [after 5 P.M., local New
York City time, on     ,     and] on or before 5 P.M., local New York City time,
on     ,     , principal amount of [Title of Warrant Securities] (the "Warrant
Securities"), of [Nortel Networks Limited] [Nortel Networks Capital Corporation] (the "Corporation"), issued and to be issued under the Indenture (as hereinafter
defined), on the following basis; (on     ,     the exercise price of each
Warrant will be     ; during the period from     ,     , through and including
, the exercise price of each Warrant will be      plus [accrued amortization of
the original issue discount] [accrued interest] from     ,     ; on     ,
the exercise price of each Warrant will be     ; during the period from     ,
,     , through and including     ,     , the exercise price of each Warrant
will     be plus [accrued amortization of the original issue discount] [accrued
interest] from     ; [in each case, the original issue discount will be
amortized at    a % annual rate, computed on an annual basis using the
"interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [Solely for the purposes of disclosure pursuant to the Interest Act (Canada) and without affecting the calculation of interest on any Warrant Securities, the yearly rate of interest for any portion of an interest
period of less than one year is     % per annum multiplied by the number of days
in the calendar year in which interest is paid divided by 360]. [The original
issue discount for each principal amount of Warrant Securities is     .] The
Registered Holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full, [in lawful United States currency] [applicable currency or units] [in cash or by certified cheque or official bank cheque or by bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised, to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the exercise form on the back hereof duly executed, at the corporate trust office of [name of Warrant Agent], or its
successor as warrant agent (the "Warrant Agent"), [or     ] currently at the
address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

         Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities in registered form in denominations of and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder hereof a new Warrant Certificate in registered form evidencing the number of Warrants remaining unexercised.

         This Warrant Certificate is issued under and in accordance with the
Warrant Agreement dated as of    ,    (the "Warrant Agreement") between the
Corporation and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Registered Holder consents to by acceptance hereof. Copies of the Warrant Agreement are on file at the above mentioned office of the Warrant Agent [and at ].

         The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with an indenture, dated as of December 15, 2000 among the Corporation, as issuer [and guarantor], [Nortel Networks Capital Corporation, as issuer], [Nortel Networks Limited, as issuer and guarantor], and Citibank N.A., as trustee (the "Trustee") (the "Indenture"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the
Trustee [and at    ].

         This Warrant Certificate may be transferred when surrendered at the
corporate trust office of the Warrant Agent [or    ] by the Registered Holder or
its assigns, in person or by any attorney duly authorized in writing and, in the manner and subject to the limitations provided in the Warrant Agreement.

         After countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent for Warrant Certificates in registered form representing the same aggregate number of Warrants.

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of (and premium, if any) or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

         This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of            ,            .


                                    [NORTEL NETWORKS LIMITED]
                                    [NORTEL NETWORKS CAPITAL CORPORATION]


                                    By:      ____________________________
                                    Title:   ____________________________


                                    By:      ____________________________
                                    Title:   ____________________________

Countersigned:



____________________________________
As Warrant Agent


By  ________________________________
            Authorized Signature

                         REVERSE OF WARRANT CERTIFICATE
                      INSTRUCTIONS FOR EXERCISE OF WARRANT


         To exercise the Warrants evidenced hereby the Registered Holder must pay in [Dollars] [applicable currency or units] [in cash or by certified cheque or official bank cheque or by bank wire transfer] [by bank wire transfer] [in immediately available funds] the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent] [corporate trust department] [insert address of
Warrant Agent], Attn:     [or     ], which [payment] [wire transfer] must
specify the name of the Registered Holder and the number of Warrants exercised by such Registered Holder. In addition, the Registered Holder must complete the information required below and present this Warrant Certificate in person, by mail or by delivery (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

TO BE EXECUTED UPON EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise     Warrants,
evidenced by this Warrant Certificate, to purchase     principal amount of the
[Title of Warrant Securities] (the "Warrant Securities") of [Nortel Networks Limited] [Nortel Networks Capital Corporation], and represents that he has tendered payment for such Warrant Securities in [Dollars] [applicable currency or units] [in cash or by certified cheque or official bank cheque or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of [Nortel Networks Limited] [Nortel Networks Capital Corporation], c/o [insert name and address of Warrant Agent], in the amount
of     in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.


Dated:   ______________________      Name:        ______________________________
                                                           (Please Print)

________________________________
(Insert Social Security or other
Identifying Number of Holder)        Address:     ______________________________

                                                  ______________________________

                                                  ______________________________

                                     Signature:   ______________________________

         The Warrants evidenced hereby may be exercised at the following addresses:

         By hand at:
            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

         By mail at:
            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

         [Instructions as to form and delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants -- complete as appropriate.]

                                   ASSIGNMENT

              (FORM OF ASSIGNMENT TO BE EXECUTED IF HOLDER DESIRES
                     TO TRANSFER WARRANTS EVIDENCED HEREBY)


         FOR VALUE RECEIVED         hereby sells, assigns and
         transfers unto


         Please insert social security
         or other identifying number
         _________________________________________________

         _________________________________________________

         _________________________________________________
         (Please print name and address including zip code)

         _________________________________________________

the Warrants represented by the within Warrant Certificate and does hereby
irrevocably constitute and appoint     Attorney, to transfer said Warrant
Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:

                                    ____________________________________________
                                    Signature


                                    (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member broker of the New York, Midwest or Pacific Stock Exchange.)


Signature Guaranteed

____________________________________________

                            [NORTEL NETWORKS LIMITED]
                      [NORTEL NETWORKS CAPITAL CORPORATION]
   FORM OF WARRANT AGREEMENT (FOR WARRANTS SOLD ATTACHED TO DEBT SECURITIES]*

         THIS WARRANT AGREEMENT dated as of     between [Nortel Networks
Limited, a Canadian corporation] [Nortel Networks Capital Corporation, a Delaware corporation] (hereinafter called the "Corporation", which term includes any successor corporation under the Indenture hereinafter referred to), and as Warrant Agent (herein called the "Warrant Agent").

         WHEREAS, the Corporation has entered into an indenture (the "Indenture") dated as of December 15, 2000 among the Corporation, as issuer [and guarantor], [Nortel Networks Capital Corporation, as issuer], [Nortel Networks Limited, as issuer and guarantor], and Citibank N.A., as trustee (the "Trustee") providing for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Debt Securities"), to be issued in one or more series as provided in the Indenture; and

         WHEREAS, the Corporation proposes to sell [title of Debt Securities being offered] (the "Offered Securities") with warrant certificates evidencing one or more warrants (the "Warrants" or individually a "Warrant") representing the right to purchase [title of Debt Securities purchasable through exercise of Warrants] (the "Warrant Securities"), such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein called the "Warrant Certificates"; and

         WHEREAS, the Corporation desires the Warrant Agent to act on behalf of the Corporation in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

         The parties hereto agree as follows:

----------
* Complete or modify the provisions of this Form as appropriate to reflect the terms of the Warrants and Warrant Securities. Monetary amounts may be in U.S. dollars, in a foreign currency or in a composite currency.

         1: If Warrants are immediately detachable from the Offered Securities; and

         2: If Warrants are detachable from the Offered Securities only after the Detachable Date.

                                    ARTICLE I

     ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY OF WARRANT CERTIFICATES

         SECTION 1.01. Issuance of Warrants. Warrants shall be initially issued in connection with the issuance of the Offered Securities [2: but shall be separately transferable on and after , (the "Detachable Date")] [1: and shall be separately transferable] and each Warrant Certificate shall evidence one or more Warrants. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase a Warrant Security in
the principal amount of     . Warrant Certificates shall be initially issued in
units with the Offered Securities and each Warrant Certificate included in such
a unit shall evidence Warrants for each      principal amount of Offered
Securities included in such unit.

         SECTION 1.02. Execution and Delivery of Warrant Certificates. Each Warrant Certificate, whenever issued, shall be in registered form substantially
in the form set forth in Exhibit A hereto, shall be dated     and may have such
letters, numbers, or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Corporation executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Corporation by any two of [1. in the case of Nortel Networks Limited: the President and Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer] [2. in the case of Nortel Networks Capital Corporation: the President, the Vice-President, Finance and Treasurer, any other Vice-President, the Secretary, and any Assistant Secretary], and delivered to the Trustee under its corporate seal reproduced thereon. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Corporation may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Corporation shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

         If any officer of the Corporation who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Corporation; and any Warrant Certificate may be signed on behalf of the Corporation by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Corporation, although at the date of the execution of this Agreement any such person was not such officer.

         The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose [2: or upon the register of the Offered Securities prior to the Detachable Date. Prior to the Detachable Date, the Corporation will, or will cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up to date].

         SECTION 1.03. Issuance of Warrant Certificates. Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding aggregate principal amount of Warrant Securities (except as provided in Sections 2.03(c), 3.02 and 4.01) may be executed by the Corporation and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Corporation, countersign Warrant Certificates
evidencing Warrants representing the right to purchase up to     aggregate
principal amount of Warrant Securities and shall deliver such Warrant Certificates to or upon the order of the Corporation. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates or, in connection with their transfer, as hereinafter provided or as provided in Section 2.03(c).

ARTICLE II

                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

         SECTION 2.01. Warrant Price. On     , the exercise price of each
Warrant will be. During the period from     , through and including , the
exercise price of each Warrant will be plus [accrued amortization of the
original issue discount] [accrued interest] from     ,     . On     ,     the
exercise price of each Warrant will be . During the period from     ,     ,
through and including     ,     , the exercise price of each Warrant will be
plus [accrued amortization of the original issue discount] [accrued interest]
from     ,     . [In each case, the original issue discount will be amortized at
a     % annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months]. [Solely for purposes of disclosure pursuant to the Interest Act (Canada) and without affecting the calculation of interest on any Debt Securities, the yearly rate of interest for
any portion of an interest period of less than one year is     % per annum
multiplied by the number of days in the calendar year in which interest is paid divided by 360.] Such purchase price of Warrant Securities is referred to in this Agreement as the "Warrant Price". [The original issue discount for each principal amount of Warrant Securities is .]

         SECTION 2.02. Duration of Warrants. Unless otherwise agreed, each Warrant may be exercised in whole at any time, as specified herein, [after 5
p.m., local New York City time on     ,     and] on or before 5 P.M., local New
York City time, or such later date as the

Corporation may, by notice to the Warrant Agent and the holders of Warrant Certificates mailed to their addresses as set forth in the record books of the Warrant Agent, designate (the "Expiration Date"). Unless otherwise agreed, each Warrant not exercised on or before 5 P.M., local New York City time, on the Expiration Date shall become void, and rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

         SECTION 2.03. Exercise of Warrants. (a) During the period specified in
Section 2.02 any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificate and by paying in full, in [lawful money of the United States of America] [applicable currency] [in cash or by certified cheque or official bank cheque or by bank wire transfer, in each case] [by bank wire transfer] [in immediately available funds], the Warrant Price for each Warrant exercised, to the Warrant Agent at
its corporate trust office [or at     ], provided that such exercise is subject
to receipt within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed. The date on which payment in full of the Warrant Price is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Corporation maintained with it [if non-dollar denominated funds] or in such other account designated by the Corporation and shall advise the Treasurer of the Corporation by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Corporation in writing.

         (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Corporation and the Trustee under the Indenture of: (i) the number of Warrants exercised; (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise; (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise; and (iv) such other information as the Corporation or the Trustee shall reasonably require.

         (c) As soon as practicable after the exercise of any Warrant, the Corporation shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the holder of the Warrant Certificate evidencing such Warrant, the Warrant Securities to which such holder is entitled registered in such name or names as may be directed by such holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Corporation shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised.

         (d) The Corporation shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Securities, and in the event that any such transfer is involved, the Corporation shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Corporation's satisfaction that no such tax or other charge is due.

                                   ARTICLE III

     OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANT CERTIFICATES.

         SECTION 3.01. No Rights as Warrant Securityholder Conferred by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including, without limitation, the right to receive the payment of principal of (and premium, if any) or interest on Warrant Securities or to enforce any of the covenants in the Indenture.

         SECTION 3.02. Lost, Stolen Mutilated or Destroyed Warrant Certificates. Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity or security reasonably satisfactory to the Corporation and the Warrant Agent and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Corporation or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Corporation shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Corporation, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

         SECTION 3.03. Holder of Warrant Certificate May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and in this Agreement.

         SECTION 3.04. Amalgamation, Conveyance, Transfer or Lease. If at any time there shall be an amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease of assets as permitted under the Indenture whereby another corporation has assumed the obligations of the Corporation thereunder, then in any such event the successor or assuming corporation referred to therein shall succeed to and be substituted for the Corporation, with the same effect, subject to the Indenture, as if it had been named herein and in the Warrants as the Corporation; and the Corporation, as the predecessor corporation, except in the case of a lease, may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Corporation, any or all of the Warrants issuable hereunder which theretofore shall not have been signed by the Corporation, and may execute and deliver Warrant Securities in its own name pursuant to such Indenture, in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof. In any case of any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Warrants thereafter to be issued as may be appropriate. The Warrant Agent may receive a written opinion of legal counsel as conclusive evidence that any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease complies with the provisions of this Section 3.04 and such Indenture.

                                   ARTICLE IV

                  EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES

         SECTION 4.01. Exchange and Transfer of Warrant Certificates. [1: Upon] [2: Prior to the Detachable Date, a Warrant Certificate may be exchanged or transferred only together with the Offered Security to which the Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. Prior to any Detachable Date, each transfer of the Offered Security on the register of the Offered Securities shall operate also to transfer the related Warrant Certificates. After the Detachable Date upon] surrender at the corporate trust office of the Warrant Agent [or ], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in [the same or] other denominations evidencing such Warrants or transfer thereof may be registered in whole or in part; provided, however, that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered or transferred and be denominated in the same currency. The Warrant Agent shall keep, at its corporate trust office [and at ], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates upon surrender of such Warrant Certificates to the Warrant Agent at its corporate trust office [or ] for exchange or registration of transfer, properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Corporation and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Corporation may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. Whenever any Warrant Certificates are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Corporation, as so requested. The Warrant Agent shall not be required to effect any exchange or registration of transfer which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Corporation, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange or registration of transfer.

         SECTION 4.02. Treatment of Holders of Warrant Certificates. Every holder of a Warrant Certificate, by accepting the same, consents and agrees with the Corporation, the Warrant Agent and with every subsequent holder of such Warrant Certificate, that until the transfer of the Warrant Certificate is registered on the books of the Warrant Agent [or the register of the Offered Securities prior to the Detachable Date], the Corporation and the Warrant Agent may treat the registered holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

         SECTION 4.03. Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for exchange, or registration of transfer, or exercise of the Warrants evidenced thereby shall, if surrendered to the Corporation, be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Corporation from time to time or otherwise dispose of cancelled Warrant Certificates in a manner satisfactory to the Corporation.

                                    ARTICLE V

                          CONCERNING THE WARRANT AGENT

         SECTION 5.01. Warrant Agent. The Corporation hereby appoints      as
Warrant Agent of the Corporation in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth; and
      hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Corporation as the Corporation may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02. Conditions of Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following to all of which the Corporation agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

         (a) Compensation and Indemnification. The Corporation agrees promptly to pay the Warrant Agent the compensation to be agreed upon from time-to-time with the Corporation for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Corporation shall indemnify the Warrant Agent for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

          (b) Agent for the Corporation. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Corporation and does not assume any obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

         (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

         (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

         (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Corporation and may act on, or as depository, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Corporation as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as trustee under the Indenture.

         (f) No Liability for Interest. The Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

         (g) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.

         (h) No Responsibility for Representations. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Corporation.

         (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Corporation of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Corporation pursuant to this Agreement or for the application by the Corporation of the proceeds of the

Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Corporation in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02 hereof, to make any demand upon the Corporation.

         SECTION 5.03. Resignation and Appointment of Successor.

         (a) A Warrant Agent shall be appointed at all times for the benefit of the holders from time to time of the Warrant Certificates until all the Warrants have been exercised or are no longer exercisable.

         (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Corporation of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall not be less than three months after the date on which such notice is given unless the Corporation otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Corporation and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Corporation, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Corporation under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

         (c) If at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the federal bankruptcy laws of the United States, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the federal bankruptcy laws of the United States, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed forthwith by the Corporation by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

         (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Corporation an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

         (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that prior written notice thereof is given to the Corporation and it shall be acceptable to the Corporation and be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.01. Amendment. This agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provision with respect to matters or questions arising under this Agreement as the Corporation and the Warrant Agent may deem necessary or desirable; provided that such action shall not adversely affect the interests of the holders of the Warrant Certificates.

         SECTION 6.02. Notices and Demands to the Corporation and Warrant Agent. If the Warrant Agent shall have received any notice or demand addressed to the Corporation by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, then Warrant Agent shall promptly forward such notice or demand to the Corporation.

         SECTION 6.03. Addresses. All communications will be in writing and effective only on receipt, and, if sent to the Warrant Agent will be mailed, delivered or sent by electronic transfer, including facsimile, and confirmed to
it at      (facsimile number ), or if sent to the Corporation, will be mailed, delivered or sent by electronic transfer, including facsimile, and confirmed to it at [Nortel Networks Limited, 8200 Dixie Road, Suite 100, Brampton, Ontario, L6T 5P6, Canada, Attention: Corporate Secretary (facsimile number (905) 863-8423)], [Nortel Networks Capital Corporation, Nortel Networks Plaza, 200 Athens Way, Nashville, Tennessee 37228-1397, Attention: Secretary (facsimile number (615) 432-4067)].

         SECTION 6.04. Applicable Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6.05. Delivery of Prospectus. The Corporation will furnish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the holder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a Prospectus. The Warrant Agent shall not, by reason of any such delivery, assume any responsibility for the accuracy of adequacy of such Prospectus.

         SECTION 6.06. Obtaining of Governmental Approvals. The Corporation will from time to time take all action that may be necessary to obtain and keep effective any and all permits, consents and approvals of government agencies and authorities pursuant to securities laws, including without limitation, filings under United States federal and state laws (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933), which may be or become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, or the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants.

         SECTION 6.07. Persons Having Rights under Warrant Agreement. Nothing in this Agreement shall give to any person other than the Corporation, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.08. Headings. The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.10. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the holder of the Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.11. Notices to Holders of Warrants. Any notice to holders of Warrants that by any provisions of this Agreement is required or permitted to be given shall be given [1: by first class mail postage prepaid at such holder's address as it appears on the books of the Warrant Agent] [2: (or on the register of the Offered Securities prior to the Detachable Date)].

         IN WITNESS WHEREOF the Corporation and have     caused this Agreement
to be signed by their respective duly authorized officers, and their respective corporate seals to be affixed hereto as of the day and year first above written.

                                     [NORTEL NETWORKS LIMITED]
                                     [NORTEL NETWORKS CAPITAL CORPORATION]

                                     By:      _______________________________
                                     Title:


                                     By:      _______________________________
                                     Title:


                                     [Warrant Agent]

                                     By:      _______________________________
                                     Title:

                                                                       EXHIBIT A


                           FORM OF WARRANT CERTIFICATE
                          [FACE OF WARRANT CERTIFICATE]


                   [4: PRIOR TO      THIS WARRANT CERTIFICATE
               CANNOT BE TRANSFERRED OR EXCHANGED UNLESS ATTACHED
                      TO A (TITLE OF OFFERED SECURITIES].]


                EXERCISABLE ONLY OF COUNTERSIGNED BY THE WARRANT
                            AGENT AS PROVIDED HEREIN


                            [NORTEL NETWORKS LIMITED]
                      [NORTEL NETWORKS CAPITAL CORPORATION]
                              WARRANTS TO PURCHASE
                          [TITLE OF WARRANT SECURITIES]


                VOID AFTER 5.P.M, LOCAL NEW YORK CITY TIME, ON     ,
                 No. _______________ _________________ Warrants


     This certifies that     or registered assigns (the "Registered Holder") is
the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase, at any time [after 5 P.M., local New York City
time, on     and] on or before 5 P.M., local New York City time,     on     ,
, principal amount of [Title of Warrant Securities] (the "Warrant Securities"), of [Nortel Networks Limited] [Nortel Networks Capital Corporation] (the "Corporation"), issued and to be issued under the Indenture (as hereinafter
defined), on the following basis: [on     the exercise price of each Warrant
will be    ; during the period from     ,      , through and including     , the
exercise price of each Warrant will be     plus [accrued amortization of the
original issue discount] [accrued interest] from on the exercise price of each
Warrant will be     during the period from     through and including     ,     ,
the exercise price of each Warrant will be plus [accrued amortization of the
original issue discount] [accrued interest] from     ; [in each case, the
original issue discount will be amortized at a    % annual rate, computed on an
annual basis using the "interest" method and using a 360-day year consisting of twelve 30 day months] (the "Warrant Price"). [Solely for purposes of disclosure pursuant to the Interest Act (Canada) and without affecting the calculation of interest on any Warrant Securities, the yearly rate of interest for any portion
of an interest period of less than one year is    % per annum multiplied by the
number of days in the calendar year in which interest is paid divided by 360.] [The original issue discount for each principal amount of Warrant Securities is ]. The Registered Holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full, [in lawful United States currency] [applicable currency or units] [in cash or by certified cheque or official bank cheque or by bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised, to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the exercise form on the back hereof duly executed, at the corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant
Agent"), [or         ] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

         Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities in registered form in denominations of and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in registered form evidencing the number of Warrants remaining unexercised.

         This Warrant Certificate is issued under and in accordance with the
Warrant Agreement dated as of         ,        (the "Warrant Agreement") between
the Corporation and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof. Copies of the Warrant Agreement
are on file at the above-mentioned office of the Warrant Agent [and at       ].

         The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with the indenture, dated as of December 15, 2000 among the Corporation, as issuer [and guarantor], [Nortel Networks Capital Corporation, as issuer], [Nortel Networks Limited, as issuer and guarantor], and Citibank N.A., as trustee (the "Trustee") (the "Indenture"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the
Trustee [and at         ].

         [2: Prior to     ,     , this Warrant Certificate may be exchanged or
transferred only together with the [Title of Offered Securities] ("Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. After such date, this] [1: This] Warrant Certificate may be transferred when surrendered at the corporate trust office of the Warrant
Agent [or         ] by the Registered Holder or its assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.

         [2: Except as provided in the immediately preceding paragraph, after ] [1: After] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent for Warrant Certificates in registered form representing the same aggregate number of Warrants.

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of (and premium, if any) or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

         This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of           ,           .

                                     [NORTEL NETWORKS LIMITED]
                                     [NORTEL NETWORKS CAPITAL CORPORATION]

                                     By:      _________________________
                                     Title


                                     By:      _________________________
                                     Title

Countersigned:

___________________________________________
As Warrant Agent

By:      __________________________________
                Authorized Signature

                         REVERSE OF WARRANT CERTIFICATE
                      INSTRUCTIONS FOR EXERCISE OF WARRANT

         To exercise the Warrants evidenced hereby, the Registered Holder must pay in [Dollars] [applicable currency or units] [in cash or by certified cheque or official bank cheque or by bank wire transfer] [by bank wire transfer] [in immediately available funds] the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent] [corporate trust department] [insert address of
Warrant Agent], Attn:       [or       ], which [payment] [wire transfer] must
specify the name of the Registered Holder and the number of Warrants exercised by such Registered Holder. In addition, the Registered Holder must complete the information required below and present this Warrant Certificate in person, by mail or by delivery (certified or registered mail, is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

                     TO BE EXECUTED UPON EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise Warrants,
evidenced by this Warrant Certificate, to purchase       principal amount of the
[Title of Warrant Securities] (the "Warrant Securities") of [Nortel Networks Limited] [Nortel Networks Capital Corporation] and represents that he has tendered payment for such Warrant Securities in [Dollars] [applicable currency or units) [in cash or by certified cheque or official bank cheque or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of [Nortel Networks Limited] [Nortel Networks Capital Corporation], c/o [insert name and address of Warrant Agent], in the amount
of       in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:   ______________________     Name:        _______________________________
                                                          (Please Print)

________________________________
(Insert Social Security or other
Identifying Number of Holder)       Address:     _______________________________

                                                 _______________________________

                                                 _______________________________

                                    Signature:   _______________________________

The Warrants evidenced hereby may be exercised at the following addresses:

By hand at:       ___________________________________________________

                  ___________________________________________________

                  ___________________________________________________

                  ___________________________________________________


By mail at:       ___________________________________________________

                  ___________________________________________________

                  ___________________________________________________

                  ___________________________________________________


[Instructions as to form and delivery of Warrant Securities and if applicable, Warrant Certificates evidencing unexercised Warrants - complete as appropriate.]

                                   ASSIGNMENT

              (FORM OF ASSIGNMENT TO BE EXECUTED IF HOLDER DESIRES
                     TO TRANSFER WARRANTS EVIDENCED HEREBY)


         FOR VALUE RECEIVED             hereby sells, assigns and
transfers unto


         Please insert social security
         or other identifying number
         _________________________________________________

         _________________________________________________

         _________________________________________________
         (Please print name and address including zip code)

         _________________________________________________


the Warrants represented by the within Warrant Certificate and does hereby
irrevocably constitute and appoint            Attorney, to transfer said Warrant
Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:

                                    ____________________________________________
                                    Signature


                                    (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member broker of the New York, Midwest or Pacific Stock Exchange.)


Signature Guaranteed

_______________________________